Exhibit 10.3

1 APR 2016
PRIVATE & CONFIDENTIAL

ATTENTION: SUPER MICRO COMPUTER TAIWAN, INC.

RE: The Summary of Credit Facilities
According to Super Micro's needs of debt finance, CTBC Bank Co ., Ltd. would like to propose the indicative bank facilities and terms below

Product Type	Proposed Line amount	Tenor	Proposed Rate	Notes
Short term Loan I guarantee	NTD700MM (NTD100MM)	1year	l1+0.25%/ 5‰ annually	1. Collateral: Bade factory 2. NTD100MM guarantee line included
OA loan	USD40MM	1year	COF(1M)+0.30%	1. Clean loan 2. each transaction's tenor ≤ 90 days 3. OA loan needs to provide list once drawdown 4. Be financed 80% of Invoice amount for each transaction
Total Cap	USD40MM
● l1: CTBC Bank's cost of NTD fund
● COF: CTBC Bank's cost of USD fund

Collateral : Bade factory

Terms:
● Shared revolving line of credit facility of USD40MM for SUPER MICRO COMPUTER TAIWAN, INC. and SUPER MICRO COMPUTER, B.V.
● Tenor: from 1st April 2016 to 31st March 2017
Yours faithfully,
For and on behalf of
CTBC BANK CO ., LTD.

中國信託商業銀行(股)公司 CTBC Bank Co., Ltd.
11568 臺北市南港區經貿二路168號 No.168, Jingmao 2nd Rd., Nangang Dist., Taipei City 11568, Taiwan, R.O.C.
Tel: 886-2-3327-7777

1 APR 2016
PRIVATE & CONFIDENTIAL

ATTENTION: SUPER MICRO COMPUTER, B.V.

RE: The Summary of Credit Facilities
According to Super Micro's needs of debt finance, CTBC Bank Co., Ltd. would like to propose the indicative bank facilities and terms below

Product Type	Proposed Line amount	Tenor	Proposed Rate	Notes
OA loan	USD40MM	1year	COF(1M)+0 .30%	1. Clean loan 2. Guarantor: SUPER MICRO COMPUTER TAIWAN , INC. 3. each transaction's tenor ≤ 90 days 4. OA loan needs to provide list once drawdown 5. Be financed 80% of Invoice amount for each transaction
● COF: CTBC Bank's cost of USD fund

Guarantor:
● SUPER MICRO COMPUTER TAIWAN, INC.

Terms:
● Shared revolving line of credit facility of USD40MM for SUPER MICRO COMPUTER TAIWAN, INC. and SUPER MICRO COMPUTER, B.V.
● Tenor: from 1st April 2016 to 31st March 2017

Yours faithfully,
For and on behalf of
CTBC BANK CO ., LTD.

中國信託商業銀行(股)公司 CTBC Bank Co., Ltd.
11568 臺北市南港區經貿二路168號 No.168, Jingmao 2nd Rd., Nangang Dist., Taipei City 11568, Taiwan, R.O.C.
Tel: 886-2-3327-7777